UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 22, 2022

HANCOCK PARK CORPORATE INCOME, INC.
(Exact name of Registrant as specified in its charter)

Maryland	814-01185	81-0850535
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10 S. Wacker Drive, Suite 2500 Chicago, Illinois	60606
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (847) 734-2000

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

Departure of Officer

On March 22, 2022, Jeffery S. Owen notified the board of directors (the “Board”) of Hancock Park Corporate Income, Inc. (the “Company”), a Maryland corporation that has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended, of his intention to resign. Mr. Owen’s resignation as Chief Accounting Officer was effective on March 25, 2022. The resignation was not in any way related to a disagreement with the Company on any matter relating to the Company’s operations, policies, practices or otherwise.

(c)

Appointment of Officer

On March 25, 2022, the Board voted to appoint Ross Teune as Chief Accounting Officer of the Company to fill the vacancy created by the resignation of Mr. Owen.

Mr. Teune, age 54, currently serves as a Managing Director and the Chief Financial Officer of Orchard First Source Asset Management, LLC, a Delaware limited liability company and an affiliate of the Company. From 2010 to 2021, Mr. Teune was the Chief Financial Officer and Treasurer for Golub Capital BDC, Inc. (together with its affiliates, “Golub Capital”). From 2007 to 2010, Mr. Teune served as a Senior Vice President at Golub Capital, providing financial supervision and leadership over Golub Capital’s private limited partnerships. Prior to joining Golub Capital, from 2006 to 2007, Mr. Teune served as Vice President of Strategic Planning at Merrill Lynch Capital where he was responsible for evaluating and implementing new business initiatives and managing the company’s strategic planning process. From 2002 to 2006, Mr. Teune was Vice President of Financial Planning and Reporting at Antares Capital Corporation. Mr. Teune also worked at Heller Financial Corporation as Group Finance Officer of the Structured Finance Division from 1995 to 2002 and began his career at KPMG, LLP as a Senior Auditor from 1990 to 1995. Mr. Teune graduated from Hope College with a Bachelor of Science degree in Accounting and is a Certified Public Accountant (inactive).

There is no other arrangement or understanding between Mr. Teune and any other person pursuant to which he was appointed Chief Accounting Officer, nor is there any family relationship between Mr. Teune and any of the Company’s directors or other executive officers of the Company. There are no transactions since the beginning of the Company’s last fiscal year, or any currently proposed transaction, in which the Company is a participant, the amount involved exceeds $120,000, and in which Mr. Teune had, or will have, a direct or indirect material interest.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hancock Park Corporate Income, Inc.
Date: March 25, 2022	By:	/s/ Bilal Rashid
Chief Executive Officer